UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

Mesa Royalty Trust

(Exact name of registrant as specified in its charter)

Texas	1-7884	76-6284806
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation )	File Number)	Identification No.)

The Bank of New York Mellon Trust Company, N.A., Trustee
Global Corporate Trust
601 Travis Street, Floor 16
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 483-6020

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY  NOTE

The purpose of this Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K of Mesa Royalty Trust filed on March 17, 2017 is to correct a typographical error of the per unit distribution amount in the press release furnished on March 17, 2017 by furnishing an amended press release dated as of March 21, 2017.

Item 2.02 Results of Operations and Financial Condition.

On March 21, 2017, Mesa Royalty Trust issued an amended press release announcing Mesa Royalty Trust’s royalty income, income distribution for the month of March, 2017.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, but is instead furnished for purposes of that instruction.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 99.1                              Mesa Royalty Trust Press Release dated March 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mesa Royalty Trust
	By:	The Bank of New York Mellon Trust Company, N.A., as
Trustee

Date: March 21, 2017.	By:	/s/ Elaina Rodgers
Elaina Rodgers
Vice President

EXHIBIT INDEX

Exhibit	Description

99.1	Mesa Royalty Trust Press Release dated March 21, 2017.